Exhibit 10.1

EXECUTION COPY

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT dated December 6, 2016 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Third Amended and Restated Loan Facility Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, as amended by that certain Second Amendment to Loan Facility Agreement dated as of September 11, 2015, as amended by that certain Third Amendment to Loan Facility Agreement dated as of December 4, 2015, as amended by that certain Fourth Amendment to Loan Facility Agreement dated as of June 30, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested certain amendments to the Loan Facility Agreement;

WHEREAS, the Participants agree to such requested amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Loan Facility Agreement. The Loan Facility Agreement is hereby amended as follows:

(a) The definition of “Canadian Subfacility Amount” in Section 1.1 of the Loan Facility Agreement is amended to read as follows:

“Canadian Subfacility Amount” shall mean Cdn$25,000,000, as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.

(b) The definition of “Maximum Commitment Amount” in Section 1.1 of the Loan Facility Agreement is amended to read as follows:

“Maximum Commitment Amount” shall mean One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000), as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.

(c) Section 2.1(a) of the Loan Facility Agreement is amended by replacing “December 8, 2016” with “December 7, 2017”.

(d) Section 6.8 of the Loan Facility Agreement is amended by inserting the following new sentence at the end thereof:

If at any time any owned real property is pledged as security for the Guaranteed Obligations, the Sponsor shall and shall cause each appropriate Credit Party to (A) maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that constitutes such security for the Guaranteed Obligations, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Servicer or any Participant, (B) furnish to the Servicer evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (C) furnish to the Servicer prompt written notice of any re-designation of any such improved real property into or out of a special flood hazard area.

(e) Section 6.10 of the Loan Facility Agreement is amended by inserting the following new subsection (e) immediately after subsection (d) thereof:

(e) If at any time owned real property is pledged as security for the Guaranteed Obligations, (A) the Sponsor shall provide at least forty-five (45) days’ prior written notice to the Servicer of the pledge of such real property as security for the Guaranteed Obligations, (B) the Sponsor shall provide (1) standard flood hazard determination forms and (2) if any property is located in a special flood hazard area, (x) notices to (and confirmations of receipt by) the Sponsor as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (y) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Servicer or any Participant, and (C) the Servicer shall not enter into, accept or record any mortgage in respect of such real property until the Servicer shall have received written confirmation from each Participant that flood insurance compliance has been completed by such Participant with respect to such real property (such written confirmation not to be unreasonably withheld or delayed). Any increase, extension or renewal of this Agreement shall be subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to the Servicer and each Participant.

(f) Schedule 1.1(b) of the Loan Facility Agreement is amended to read as Schedule 1.1(b) attached hereto.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant:

(a) Amendment. Receipt of a counterpart of this Amendment signed by each of the Credit Parties, the Participants and the Servicer.

(b) Good Standing Certificate. The Servicer shall have received a certificate of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation of the Sponsor.

(c) Fees and Attorney Costs. The Sponsor shall have paid all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document or under any agreement with the Servicer.

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3. Miscellaneous.

(a) This Amendment shall be deemed to be, and is, an Operative Document.

(b) Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Operative Documents, (iv) affirms that each of the Liens granted in or pursuant to the Operative Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Documents.

(c) Effective as of the date hereof, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.

(d) Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties as follows:

(i) such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii) this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment; and

(iv) such Credit Party is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer, President Strategic Operations

GUARANTORS:	AARON INVESTMENT COMPANY, as a Guarantor

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Vice President, Treasurer

AARON’S PRODUCTION COMPANY, as a Guarantor

By:	/s/ Robert W. Kamerschon
Name:	Robert W. Kamerschon
Title:	Vice President, Secretary

99LTO, LLC, AARON’S LOGISTICS, LLC, AARON’S PROCUREMENT COMPANY, LLC, AARON’S STRATEGIC SERVICES, LLC, each as a Guarantor

By:	AARON’S, INC., as sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer, President Strategic Operations

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PROGRESSIVE FINANCE HOLDINGS, LLC, as a Guarantor

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Prog Finance Arizona, LLC

Prog Finance California, LLC

Prog Finance Florida, LLC

Prog Finance Georgia, LLC

Prog Finance Illinois, LLC

Prog Finance Michigan, LLC

Prog Finance New York, LLC

Prog Finance Ohio, LLC

Prog Finance Texas, LLC

Prog Finance Mid-West, LLC

Prog Finance North-East, LLC

Prog Finance South-East, LLC

Prog Finance West, LLC

NPRTO Arizona, LLC

NPRTO California, LLC

NPRTO Florida, LLC

NPRTO Georgia, LLC

NPRTO Illinois, LLC

NPRTO Michigan, LLC

NPRTO New York, LLC

NPRTO Ohio, LLC

NPRTO Texas, LLC

NPRTO Mid-West, LLC

NPRTO North-East, LLC

NPRTO South-East, LLC

NPRTO West, LLC,

each as a Guarantor

By:	PROG LEASING, LLC, Sole Manager

By: PROGRESSIVE FINANCE HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PANGO LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

PROG LEASING, LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

SERVICER:	SUNTRUST BANK, as Servicer and as a Participant

	By:	/s/ Chris Baldwin
	Name:	Chris Baldwin
	Title:	Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	BANK OF AMERICA, N.A., as a Participant

	By:	/s/ Andrew Rossman
	Name:	Andrew Rossman
	Title:	Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	FIFTH THIRD BANK, as a Participant

	By:	/s/ Mary Ramsey
	Name:	Mary Ramsey
	Title:	Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	REGIONS BANK, as a Participant

	By:	/s/ Barrett Daws
	Name:	Barrett Daws
	Title:	Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	BRANCH BANKING AND TRUST COMPANY, as a Participant

	By:	/s/ Max N Greer III
	Name:	Max N Greer III
	Title:	Senior Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	CITIZENS BANK, N.A., as a Participant

	By:	/s/ Elizabeth Aigler
	Name:	Elizabeth Aigler
	Title:	Officer

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

PARTICIPANTS:	SYNOVUS BANK, as a Participant

	By:	/s/ Bradley C. Beard
	Name:	Bradley C. Beard
	Title:	Senior Vice President

FIFTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S INC.

SCHEDULE 1.1(b)

PARTICIPANT COMMITMENTS

Participant	Participating Commitment
SunTrust Bank	$26,190,476.43
Bank of America, N.A.	$21,428,571.43
Fifth Third Bank, an Ohio banking corporation	$21,428,571.43
Regions Bank	$21,428,571.43
Branch Banking & Trust Company	$19,047,619.29
Citizens Bank	$9,523,809.29
Synovus Bank	$5,952,380.71

Total:	$125,000,000.00